Exhibit 10.16
AMENDMENT NO. 1 TO
KEEPWELL AGREEMENT
This AMENDMENT NO. 1 TO KEEPWELL AGREEMENT (this "Amendment") is dated as of November 7, 2024 and is entered into by and among B. Riley FINANCIAL INC., a Delaware corporation ("B. Riley"), B. RILEY Principal Investments LLC, a Delaware limited liability company ("BRPI"), TIGER US HOLDINGS INC., a Delaware corporation ("Holdings"), and PNC BANK, NATIONAL ASSOCIATION ("PNC"), solely in its capacity as the as agent and as Australian Security Trustee, Hong Kong Security Trustee and U.K. Security Trustee for the Lenders and the other Secured Parties (PNC, in such capacity, the "Agent"), in connection with the entry into that certain Amendment No. 4 to Revolving Credit, Term Loan and Security Agreement (the "Fourth Amendment") of even date herewith, which Fourth Amendment amends that certain Revolving Credit, Term Loan and Security Agreement, dated as of October 18, 2022 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") among the Holdings, TARGUS INTERNATIONAL LLC, a Delaware limited liability company ("TI"), TARGUS US LLC, a Delaware limited liability company ("TUS"), SENA CASES LLC, a Delaware limited liability company ("Sena"), HYPER PRODUCTS INC., a Delaware corporation ("Hyper"; together with Holdings, TI, TUS and Sena, each a "U.S. Borrower" and collectively the "U.S. Borrowers"), TARGUS (CANADA) LTD., a corporation continued under the federal laws of Canada ("Canadian Borrower"), TARGUS EUROPE LIMITED, a company incorporated in England and Wales with company number 01743076 ("U.K. Borrower"), and TARGUS ASIA PACIFIC LIMITED, a private company limited by shares incorporated under the laws of Hong Kong with company number 318306 ("Hong Kong Borrower"), TARGUS AUSTRALIA PTY LTD ACN 003 527 008, a company limited by shares and incorporated under the laws of Australia ("Australian Borrower"), each other Loan Party party thereto, the Agent and the Lenders party thereto.
W I T N E S S E T H:
WHEREAS, Holdings, PNC, B. Riley, and BRPI are parties to that certain Keepwell Agreement dated as of February 20, 2024 (as amended, supplemented or otherwise modified from time to time, the "Keepwell Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefor in the Keepwell Agreement);
WHEREAS, Holdings, B. Riley, and BRPI have requested that PNC amend the Keepwell Agreement as set forth herein, and PNC have so agreed, subject to the terms and conditions contained herein;
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Keepwell Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
4857-2772-7092v2    4033.197

1.Amendment. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations and warranties contained in Section 3 below, the Keepwell Agreement is hereby amended as follows:
(a)The following definitions contained in Section 1 of the Keepwell Agreement are hereby amended and restated in their entirety:
"Capital Contribution Amount" means the necessary amount of Net Cash Proceeds contributed or loans to BRPI, for further contribution or on-lending to Holdings, for further contribution or on-lending to Borrowers, to be utilized to repay outstanding Revolving Advances, such that after giving effect to such repayment Undrawn Availability has been increased to an amount greater than $3,000,000.
"Triggering Event" means that Undrawn Availability, (i) prior to December 31, 2024, is less than $3,500,000 for any period of three consecutive days and (ii) from and after December 31, 2024, is less than $2,500,000 for any period of three consecutive days.
(b)The first sentence of Section 2(a) of the Keepwell Agreement is amended and restated in its entirety as follows:
B. Riley hereby absolutely, irrevocably and unconditionally agree that, if a Triggering Event occurs and is continuing, B. Riley shall make, no later than three (3) Business Days after each such Triggering Event occurs, a Capital Contribution (which, for the avoidance of doubt, shall be further contributed or on-lend by BRPI to Holdings) in an aggregate cash amount equal to the applicable Capital Contribution Amount; provided that (i) the aggregate Capital Contributions from time to time to Holdings shall in no event exceed $25,000,000 and (ii) B. Riley shall only be permitted to make three (3) such Capital Contributions hereunder and shall not be permitted to make such Capital Contributions in any two consecutive fiscal quarters.

2.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation of each of the following conditions:
(a)Agent shall have received a fully executed copy of this Amendment executed by each Borrower, each other Loan Party and each Lender; and
(b)no Obligor Event of Default shall have occurred and be continuing.
3.Representations and Warranties. To induce PNC to enter into this Amendment, B. Riley represents and warrants to PNC that:
(a)the execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability company or other applicable corporate action, as applicable, on the part of B. Riley and that this Amendment has been duly executed and delivered by such Loan Party;
(b)this Amendment constitutes the legal, valid and binding obligation of B. Riley enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally; and
(c)after giving effect to this Amendment, each of the representations and warranties made by B. Riley in or pursuant to the Keepwell Agreement are true and correct in all material respects (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date) on and as of the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date).
4.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
5.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Receipt by telecopy or electronic mail (including email transmission of a PDF image) of any executed signature page to this Amendment shall constitute effective delivery of such signature page. The words "execution," "execute", "signed," "signature," and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.Expenses. Borrowers agrees to pay all reasonable out-of-pocket expenses (including attorneys' fees) of Agent incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the Section 16.9 of the Credit Agreement.
7.This Amendment and the transactions contemplated hereby shall be subject to the confidentiality restrictions of Section 16.15 of the Credit Agreement.
8.The provisions of Sections 12.3 and 16.1 of the Credit Agreement are hereby incorporated hereby by reference, mutatis mutandis, as if specifically set forth herein.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

B. RILEY FINANCIAL INC.

                        By:    /s/Bryant Riley___________________
Name:     Bryant Riley
Title:    Chairman & Co-CEO

B. RILEY PRINCIPAL INVESTMENTS LLC

                        By:    _/s/Phillip Ahn____________________
Name:     Phillip Ahn
Title:    CFO

Signature Page to Amendment to Keepwell Agreement

TIGER US HOLDINGS INC.,
as Holdings and as Borrowing Agent (on behalf of all Borrowers)

                        By:    __/s/Mikel Howard Williams_________
Name:     Mikel Howard Williams
Title:    Director

Signature Page to Keepwell Agreement

AGENT

PNC BANK, NATIONAL ASSOCIATIONS

By:    __/s/ Irshad Ahmed________________
Name:     Irshad Ahmed ________
Title:    _Vice President__________________

Signature Page to Keepwell Agreement